Exhibit 10.6

THIRD AMENDMENT TO CREDIT AGREEMENT

(Extension Amendment, Incremental Loan Assumption Agreement & Assignment and Acceptance)

This THIRD AMENDMENT, dated as of December 9, 2016 (this “Amendment”), is made by and among CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as borrower (the “Borrower”), each of the other Loan Parties signatory hereto, the several banks and financial institutions parties hereto as Lenders, L/C Issuers or Swing Line Lenders (as applicable), Bank of America, N.A. and Citibank, N.A. as additional lenders (the “New Additional Lenders” and each, a “New Additional Lender”), JPMorgan Chase Bank, N.A., as Sole Lead Arranger and Sole Bookrunner (the “Arranger”), JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders and, with respect to Section 3 below only, the several banks and financial institutions parties hereto as Assignors (as defined below) and the several banks and financial institutions parties hereto as Assignees (as defined below). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 9, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the First Amendment, dated as of June 20, 2016, the Incremental Loan Assumption Agreement, dated as of June 21, 2016, the Incremental Loan Assumption Agreement, dated as of July 21, 2016, the Second Amendment to Credit Agreement, dated as of September 9, 2016, and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower, the Guarantors, the Revolving Consenting Lenders (as defined below) and the Administrative Agent are entering into this Amendment in order to consent to the extension of the maturity date of Initial Revolving Credit Loans and/or Initial Revolving Credit Commitments;

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may establish Incremental Revolving Credit Commitments with banks, financial institutions and other institutional lenders who will become Incremental Revolving Credit Lenders (which, for the avoidance of doubt, may be existing or additional Lenders);

WHEREAS, subject to the terms and conditions of the Credit Agreement, each New Additional Lender party hereto shall become a Lender pursuant to this Amendment; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, each Lender may assign to one or more Eligible Assignees all or a portion of its interest, rights and obligations under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.             Establishment of the 2016 Extended Revolving Credit Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”):

(a)           In accordance with the provisions of the Credit Agreement, including Section 2.23 of the Credit Agreement,

(i)                                     there is hereby established under the Credit Agreement a new Class of Revolving Credit Commitments;

(ii)                                  such Revolving Credit Commitments shall be referred to as the “2016 Extended Revolving Credit Commitments”, and the Loans made pursuant to the 2016 Extended Revolving Credit Commitments shall be referred to as the “2016 Extended Revolving Credit Loans”;

(iii)                               the aggregate principal amount of the 2016 Extended Revolving Credit Commitments is $2,085,000,000; and

(iv)                              such 2016 Extended Revolving Credit Commitments shall have the terms and provisions set forth in Section 1 of this Amendment.

(b)           Each Lender holding Initial Revolving Credit Commitments that executes and delivers a signature page to this Amendment prior to the Effective Date (such Lender, a “Revolving Consenting Lender”) agrees that an amount equal to the entire aggregate principal amount of its Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans is hereby converted into the 2016 Extended Revolving Credit Commitments and/or 2016 Extended Revolving Credit Loans (as applicable).

(c)           The 2016 Extended Revolving Credit Commitments shall constitute “Commitments”, “Revolving Credit Commitments”, “Extended Revolving Credit Commitments” and “Participating Revolving Credit Commitments”, as the context may require, the 2016 Extended Revolving Credit Loans shall constitute “Loans” and “Revolving Credit Loans”, this Amendment (to the extent it applies to the 2016 Extended Revolving Credit Commitments and the 2016 Extended Revolving Credit Loans) shall be an “Extension Amendment” and a “Loan Document” as the context may require, the draft of this Amendment which was provided to the Administrative Agent on November 7, 2016 shall constitute an “Extension Request”, and each of the Revolving Consenting Lenders shall be an “Extending Lender”, “Revolving Credit Lender”, “Participating Revolving Credit Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

(d)           The 2016 Extended Revolving Credit Commitments will mature on November 30, 2021 (the “2016 Extended Revolving Credit Commitments Maturity Date”).

(e)           The borrowing and repayment (except for (A) payments of interest and fees at different rates on 2016 Extended Revolving Credit Commitments (and related outstandings), (B) repayments required upon the 2016 Extended Revolving Credit Commitments Maturity Date and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (f) below)) of any 2016 Extended Revolving Credit Loans shall be made on a pro rata basis with any Loans under any other Revolving Credit Commitments in existence on the date hereof, after giving effect to this Amendment.

(f)            At the option of the Borrower, the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, 2016 Extended Revolving Credit Commitments may be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with Revolving Credit Loans under all other Revolving Credit Commitments.

(g)           For the avoidance of doubt, the Administrative Agent and each Revolving Consenting Lender hereby agree that the 5 Business Day minimum period set forth in Section 2.23(b) of the Credit Agreement shall not apply to the 2016 Extended Revolving Credit Commitments.

(h)           Except as set forth herein, the 2016 Extended Revolving Credit Commitments and/or 2016 Extended Revolving Credit Loans shall have the same terms and conditions as the Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans (as applicable).

2.             Establishment of the Additional Revolving Commitments.

(a)           Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and effective on the Effective Date, each of the Lenders or New Additional Lenders listed on Schedule 1 hereto (each, an “Additional Lender”, and collectively, the “Additional Lenders”) hereby agrees to provide the Incremental Revolving Credit Commitment set forth on Schedule 1 hereto pursuant to and in accordance with Section 2.22 of the Credit Agreement. The Incremental Revolving Credit Commitments provided pursuant to this Amendment shall be subject to all of the terms and conditions in the Credit Agreement and this Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Facility Guaranty, liens and security interests created by the Security Documents.

(b)           Each of the Additional Lenders providing an Incremental Revolving Credit Commitment hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein, in the Credit Agreement and in each other Loan Document, to (a) make Incremental Revolving Loans available to the Borrower denominated in Dollars (the “Additional Revolving Loans”) from the Effective Date and prior to the 2016 Extended Revolving Credit Commitments Maturity Date and in accordance with Section 2.01(b) and Section 2.03 of the Credit Agreement, (b) purchase participations in L/C Obligations in respect of Letters of Credit in accordance with Section 2.26 of the Credit Agreement and (c) purchase participations in Swing Line Loans in accordance with Section 2.27 of the Credit Agreement (such commitments to make loans and purchase participations together being the “Additional Revolving Commitments”), in each case, in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitment set forth on Schedule 1 hereto. For the avoidance of doubt, (i) none of the Additional Lenders’ Additional Revolving Commitments shall exceed the amount specified in Schedule 1 hereto and (ii) none of the Additional Lenders shall be a Swing Line Lender.

(c)           Subject to clause (e) below, the borrowing and repayment (except for (A) payments of interest and fees at different rates on Additional Revolving Commitments (and related outstandings), (B) repayments required upon the 2016 Extended Revolving Credit Commitments Maturity Date and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (d) below)) of any Additional Revolving Loans shall be made on a pro rata basis with any Loans under any other Revolving Credit Commitments in existence on the date hereof, after giving effect to this Amendment.

(d)           Subject to clause (e) below, at the option of the Borrower, the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Additional Revolving Commitments may be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with Revolving Credit Loans under all other Revolving Credit Commitments.

(e)           The Additional Revolving Loans and the Additional Revolving Commitments shall have the same terms and conditions (including but not limited to terms relating to the borrowing, repayment and permanent prepayment of Additional Revolving Loans and the termination or reduction of Additional Revolving Commitments) as those applicable to the 2016 Extended Revolving Credit Loans and the 2016 Extended Revolving Credit Commitments, and in each case, shall constitute the same Class.

(f)            Upon the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, (i) the Additional Revolving Loans shall be “Loans”, “Revolving Credit Loans” and “Incremental Revolving Loans”, as the context may require; (ii) the Additional Revolving Commitments shall be “Commitments”, “Revolving Credit Commitments”, “Incremental Revolving Credit Commitments” and “Participating Revolving Credit Commitments”, as the context may require, and (iii) this Amendment (to the extent it applies to the Additional Revolving Loans and the Additional Revolving Commitments) shall be an “Incremental Loan Assumption Agreement” and a “Loan Document”, as the context may require, in each case, for all purposes under the Credit Agreement and the other Loan Documents. Each L/C Issuer and Swing Line Lender hereby consents to the designation of the Additional Revolving Commitments as Participating Revolving Credit Commitments.

(g)           The Borrower and the Administrative Agent hereby consent, pursuant to Section 9.04(b) of the Credit Agreement, to the inclusion as a “Lender” of each New Additional Lender that is party to this Amendment to the extent such consent would be required pursuant to Section 9.04(b) of the Credit Agreement. For the avoidance of doubt, the Administrative Agent and each Additional Lender hereby agree that the 10 Business Day minimum period in clause (ii) of the second sentence of Section 2.22(a) of the Credit Agreement shall not apply to the Additional Revolving Commitments.

(h)           Each New Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the Intercreditor Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.10(a)(1) and (a)(2) of Annex I to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, Revolving Credit Lender and Incremental Revolving Credit Lender.

(i)            Upon (i) the execution of a counterpart of this Amendment by the Additional Lenders, the Administrative Agent and the Borrower and (ii) the satisfaction of each of the other conditions set forth in Section 4 hereof, each Additional Lender shall become a Lender, a Revolving Credit Lender, an Incremental Revolving Credit Lender and a Participating Revolving Credit Lender under the Credit Agreement and shall have the respective Incremental Revolving Credit Commitments as set forth on Schedule 1 hereto, effective as of the Effective Date (such date being the Incremental Facility Closing Date relating to the Additional Revolving Commitments).

(j)            For each New Additional Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Additional Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 2.20 of the Credit Agreement.

(k)           Each Additional Lender hereby agrees to take all actions in accordance with Section 2.22(e) as shall be necessary in order that, after giving effect to all such actions, any Revolving Credit Loans or participations in Swing Line Loans or Letters of Credit will be held by the existing Revolving Credit Lenders and the Additional Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of the Additional Revolving Commitments to the Revolving Credit Commitments.

3.             Assignment and Acceptance; Consent to Assignment.

(a)           For an agreed consideration, each of the Lenders listed on Schedule 2 hereto under the heading “Assignor” (collectively, the “Assignors” and each, an “Assignor”) hereby irrevocably sells and assigns to the applicable Persons listed on Schedule 2 hereto under the heading “Assignee” immediately to the right of such Assignor (the “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each applicable Assignor, subject to and in accordance with the Standard Terms and Conditions (attached hereto as Annex 1) and the Credit Agreement, as of the Effective Date, (i) the interest in and to all of each applicable Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified in Schedule 2 hereto of all of the applicable Assignor’s outstanding rights and obligations under the facility identified in Schedule 2 hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) of this Section 3(a) (the rights and obligations sold and assigned by each Assignor to each applicable Assignee pursuant to clauses (i) and (ii) of this Section 3(a) being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to each applicable Assignor and, except as expressly provided in this Section, without representation or warranty by each applicable Assignor.

(b)           Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and pursuant to and in accordance with Section 9.04 of the Credit Agreement, each of the Borrower and the Administrative Agent, each L/C Issuer and each Swing Line Lender hereby consents to each of the assignments referred to in Section 3(a) hereof.

4.             Effectiveness of 2016 Extended Revolving Credit Commitments and Additional Revolving Commitments. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)           this Amendment shall have been duly executed by the Borrower, the Administrative Agent, the Revolving Consenting Lenders, the L/C Issuers, the Swing Line Lenders and the Additional Lenders;

(b)           immediately after giving effect to this Amendment, no Default or Event of Default shall occur and be continuing;

(c)           the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Third Amendment Loan Document) with the same effect as though made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date; and

(d)           the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the Revolving Consenting Lenders and the New Additional Lenders and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Third Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Third Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Third Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Third Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Third Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent;

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing; and

(vi)                              to the extent not already in possession of the New Additional Lenders, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Additional Lender at least five days prior to date hereof.

5.             Amendments. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

6.             Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Notices and other communications to the each New Additional Lender shall be delivered to the address, facsimile number, electronic mail address or telephone number as set forth below such New Additional Lender’s name on the signature pages hereto or at such other address as may be designated by such New Additional Lender in a written notice from time to time to the Borrower and the Administrative Agent.

7.             Entire Agreement. As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.             Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.             Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.          Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

11.          Miscellaneous. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof. Except as expressly set forth herein, the Arranger shall have no obligations, duties or responsibilities hereunder in its capacity as such.

12.          Reaffirmation. Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents as amended and/or supplemented hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Revolving Credit Commitments, the 2016 Extended Revolving Credit Loans, the Additional Revolving Commitments, and the Additional Revolving Loans) and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations as amended hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Revolving Credit Commitments, the 2016 Extended Revolving Credit Loans, the Additional Revolving Commitments, and the Additional Revolving Loans) pursuant to the Facility Guaranty.

13.          Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section 13:

(a)           “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)           “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)           “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)           “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)           “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)            “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)           “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[Signature Pages to Follow]

CSC HOLDINGS, LLC
as Borrower

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

1047 E 46TH STREET CORPORATION

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

CABLEVISION LIGHTPATH CT LLC

CABLEVISION LIGHTPATH NJ LLC

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CSC ACQUISITION — MA, INC.

CSC ACQUISITION CORPORATION

CSC OPTIMUM HOLDINGS, LLC

CSC TECHNOLOGY, LLC

LIGHTPATH VOIP, LLC

NY OV LLC

OV LLC

WIFI CT-NJ LLC

WIFI NY LLC

A-R CABLE SERVICES — NY, INC.

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

PETRA CABLEVISION CORP.

[Signature Page to Third Amendment to Credit Agreement]

TELERAMA, INC.

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

CABLEVISION SYSTEMS BROOKLINE CORPORATION
Managing General Partner of CABLEVISION OF OSSINING LIMITED PARTNERSHIP

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Third Amendment to Credit Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Arranger

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Third Amendment to Credit Agreement]

Schedule 1

Lender/ Additional Lender	Additional Revolving Commitment
Goldman Sachs Bank USA	$40,000,000
Morgan Stanley Senior Funding, Inc.	$65,000,000
Bank of America, N.A.	$20,000,000
Citibank, N.A.	$70,000,000

Schedule 2

Assignor	Assignee	Tranche of Loan	Aggregate Amount of Loans/Commitments for all Revolving Credit Lenders	Amount of Loans/Commitments Assigned	Percentage Assigned of Loans/Commitments of all Revolving Credit Lenders(1)
JPMorgan Chase Bank, N.A.	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$5,410,000	0.235217391%
BNP Paribas	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$24,010,000	1.043913043%
Barclays Bank PLC	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$50,580,000	2.199130435%
Crédit Agricole Corporate and Investment Bank	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$20,000,000	0.869565217%
The Bank of Nova Scotia	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$20,000,000	0.869565217%
Toronto Dominion (Texas) LLC	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$20,000,000	0.869565217%
Royal Bank of Canada	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$20,000,000	0.869565217%
Société Générale	Bank of America, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$20,000,000	0.869565217%
BNP Paribas	Citibank, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$40,000,000	1.739130435%
Crédit Agricole Corporate and Investment Bank	Citibank, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$30,000,000	1.304347826%
Deutsche Bank AG New York Branch	Citibank, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$30,000,000	1.304347826%
Royal Bank of Canada	Citibank, N.A.	2016 Extended Revolving Credit Commitment	$2,300,000,000	$30,000,000	1.304347826%
Toronto Dominion (Texas) LLC	The Toronto-Dominion Bank, New York Branch	2016 Extended Revolving Credit Commitment	$2,300,000,000	$180,000,000	7.826086957%

(1) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Revolving Credit Lenders thereunder.

Annex 1

CSC HOLDINGS, LLC

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ACCEPTANCE AGREEMENT

1.             Representations and Warranties.

1.1          Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; and (b) except as set forth in clause (a) above, makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents (as defined below), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document delivered pursuant thereto, other than this Amendment (herein, collectively, the “Loan Documents”), (iii) the financial condition of Borrower or any of its Subsidiaries or (iv) the performance or observance by the Borrower or any of its Subsidiaries or any other Person of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

1.2          Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) thereof or delivered pursuant to Section 4.10 of Annex I thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the Assigned Interest and (iv) it has delivered to the Assignor and the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, including to the extent required pursuant to Section 2.20(e)(ii) of the Credit Agreement, completed originals of IRS Forms W-8BEN/W-8BEN-E, W-8ECI, W-8IMY or W-9, as may be applicable, together with any required attachments, if required to establish that such Assignee is exempt from United States backup withholding Taxes (unless such Assignee is not subject to United States backup withholding Taxes); (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Security Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (c) appoints and authorizes the Administrative Agent and the Security Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent and the Security Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto.

2.             Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

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